UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019 (May 14, 2019)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 14, 2019. This meeting was held for the purpose of considering the election of 10 directors to the Board of Directors to serve one-year terms expiring at the Company’s 2020 Annual Meeting of Shareholders and until their successors have been elected and qualified. As to the election of 10 directors, C. Wayne Alderman, Terry Andrus, J. Tutt Barrett, Robert W. Dumas, William F. Ham, Jr., David E. Housel, Anne M. May, Amy B. Murphy, Edward Lee Spencer, III and Patricia Wade, M.D. were all elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement and (ii) on a non-binding, advisory basis, recommended that the Company submit to its shareholders non-binding, advisory votes on the compensation of the Company’s “named executive officers” annually.

The final voting results of the director elections, approval of compensation for the Company’s “named executive officers”, and selection of the frequency of the vote on the compensation of the Company’s “named executive officers”, which were described in more detail in the Proxy Statement, are set forth below.

1.	Each director was elected by the following tabulation:

Director	Votes For	Withheld
C. Wayne Alderman	1,984,101	12,978
Terry Andrus	1,912,137	84,942
J. Tutt Barrett	1,984,053	13,026
Robert W. Dumas	1,992,753	4,326
William F. Ham, Jr.	1,981,096	15,983
David E. Housel	1,972,084	24,995
Anne M. May	1,918,264	78,815
Amy B. Murphy	1,984,394	12,685
Edward Lee Spencer, III	1,992,878	4,201
Patricia Wade, M.D.	1,991,202	5,877

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain
1,973,186	10,157	13,736

3.

The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s “named executive officers” received the following votes:

One Year	Two Years	Three Years	Abstain
1,872,768	27,895	42,252	54,164

Based on the recommendation of the Company’s shareholders and the Board of Director’s recommendation included in the Company’s proxy statement, the Company has determined to submit to its shareholders non-binding, advisory votes on the compensation of the Company’s “named executive officers” annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ Robert W. Dumas
Robert W. Dumas
Chairman, President and CEO

Date: May 16, 2019